Exhibit 99.2

Nexvet Biopharma plc (“Nexvet”) Rule 17(c) Announcement

DUBLIN, Ireland – July 10, 2017 – Nexvet Biopharma (Nasdaq: NVET) today announced the following;

Recommended Acquisition for Cash by

ZOETIS BELGIUM S.A.

A WHOLLY-OWNED INDIRECT SUBSIDIARY OF

ZOETIS INC.

of

NEXVET BIOPHARMA PLC

to be implemented by means of a scheme of arrangement

under Chapter 1 of Part 9 of the Irish Companies Act 2014

Announcement relating to the results of the Scheme Meeting and Extraordinary General Meeting

Nexvet Biopharma plc (“Nexvet” or the “Company”) announces today that in relation to the recommended offer for Nexvet by Zoetis Inc. (“Zoetis”) through its wholly-owned indirect subsidiary Zoetis Belgium S.A. (“Bidco”) (the “Acquisition”), the resolutions required to approve the scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014 (the “Scheme”) were passed by the requisite majorities at the scheme meeting (the “Scheme Meeting”) and the related extraordinary general meeting (“EGM”) held earlier today.

The detailed voting results of the poll taken in respect of each of the resolutions at the Scheme Meeting and EGM are set out below.

1. Scheme Meeting:

Resolution: “That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the High Court be agreed to.”

	Number of Nexvet Shareholders who voted	% of Nexvet Shareholders who voted	Number of Nexvet Shares voted	% of Nexvet Shares voted	Number of Nexvet Shares voted as a % of Nexvet Shares*
For	62	98.41	9,469,894	99.98	79.47
Against	1	1.59	1,710	0.02	0.01
Total	63	100.00	9,471,604	100.00	79.48
Abstain	1	—	645	—	—

*	The total number of Nexvet Shares in issue at the Voting Record Time was 11,916,712.

2. Extraordinary General Meeting:

Resolution 1: Special Resolution – Amendment of Memorandum of Association

	Number of Nexvet Shares voted	% of Nexvet Shares voted	Number of Nexvet Shares voted as a % of Nexvet Shares*
For	9,058,142	99.97	76.01
Against	2,561	0.03	0.02
Total	9,060,703	100.00	76.03
Abstain	250	—	—

*	The total number of Nexvet Shares in issue at the Voting Record Time was 11,916,712.

Resolution 2: Ordinary Resolution – Approval of the Scheme of Arrangement

	Number of Nexvet Shares voted	% of Nexvet Shares voted	Number of Nexvet Shares voted as a % of Nexvet Shares*
For	9,058,142	99.97	76.01
Against	2,561	0.03	0.02
Total	9,060,703	100.00	76.03
Abstain	250	—	—

*	The total number of Nexvet Shares in issue at the Voting Record Time was 11,916,712.

Resolution 3: Special Resolution – Cancellation of Cancellation Shares

	Number of Nexvet Shares voted	% of Nexvet Shares voted	Number of Nexvet Shares voted as a % of Nexvet Shares*
For	9,056,507	99.97	76.00
Against	2,569	0.03	0.02
Total	9,059,076	100.00	76.02
Abstain	1,877	—	—

*	The total number of Nexvet Shares in issue at the Voting Record Time was 11,916,712.

Resolution 4: Ordinary Resolution – Application of Reserves

	Number of Nexvet Shares voted	% of Nexvet Shares voted	Number of Nexvet Shares voted as a % of Nexvet Shares*
For	9,057,759	99.97	76.01
Against	2,819	0.03	0.02
Total	9,060,578	100.00	76.03
Withheld	375	—	—

*	The total number of Nexvet Shares in issue at the Voting Record Time was 11,916,712.

Resolution 5: Special Resolution – Amendment to Articles

	Number of Nexvet Shares voted	% of Nexvet Shares voted	Number of Nexvet Shares voted as a % of Nexvet Shares*
For	9,057,967	99.97	76.01
Against	2,561	0.03	0.02
Total	9,060,528	100.00	76.03
Withheld	425	—	—

*	The total number of Nexvet Shares in issue at the Voting Record Time was 11,916,712.

Resolution 6: Special Resolution – Cancellation of the Euro Deferred Shares

	Number of Nexvet Shares voted	% of Nexvet Shares voted	Number of Nexvet Shares voted as a % of Nexvet Shares*
For	9,055,507	99.97	75.99
Against	2,561	0.03	0.02
Total	9,058,068	100	76.01
Withheld	2,885	—	—

*	The total number of Nexvet Shares in issue at the Voting Record Time was 11,916,712.

Completion of the Acquisition remains subject to satisfaction or waiver of the other conditions set out in the Definitive Proxy Statement (as defined below), but is expected to occur in late July 2017. In order for the Scheme to become effective, the sanction of the Scheme by the High Court of Ireland at a hearing is required.

It is intended that, on 11 July 2017, Nexvet will apply to the High Court of Ireland to fix a date for a hearing to sanction the Scheme, which date is expected to be 28 July 2017.

FURTHER INFORMATION

Investors	Company
Hershel Berry	Damian Lismore
Blueprint Life Science Group	CFO, Nexvet Biopharma plc
+1 415-375-3340 Ext. 1	+61 417-351-272 (Aus.)
hberry@bplifescience.com	damian.lismore@nexvet.com

Cautionary Statement Regarding Forward-Looking Statements

This announcement may contain forward-looking statements. All statements other than historical facts are forward-looking statements, including statements regarding anticipated future results, or other non-historical facts. They may be identified by the words “will”, “may”, “could”, “would”, “to be”, “might”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “future”, “positioned”, “potential”, “intend”, “continue”, “remain”, “scheduled”, “outlook”, “set to”, “subject to”, “upcoming”, “target” or similar expressions. These statements are based on current views, expectations, estimates and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. If one or more of these risks or uncertainties materialise, or if underlying views, expectations, estimates or assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement.

Factors that could cause or contribute to such differences include, but are not limited to: uncertainties as to the timing of the Acquisition; uncertainties as to whether Zoetis or Bidco will be able to consummate the Acquisition; uncertainties as to whether Nexvet Shareholders will provide the requisite approvals for the Acquisition on a timely basis, or at all; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the Acquisition will not be satisfied, including obtaining the requisite approvals of the Scheme; uncertainties as to the impact of any lawsuits filed by Nexvet Shareholders challenging the Acquisition, including actions seeking to rescind the Scheme or enjoin the consummation of the Acquisition; the ability to meet expectation regarding the accounting and tax treatments of the Acquisition; changes in relevant tax and other Laws or regulations; the integration of Nexvet being more difficult, time-consuming or costly than expected; the diversion of Nexvet, Zoetis or Bidco management time and attention to issues relating to the Acquisition and integration; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Acquisition; the scope, timing and outcome of any ongoing legal proceedings involving Nexvet, Zoetis or Bidco and the impact of any such proceedings on its financial condition, results of operations or cash flows; the possibility that costs, fees, expenses or charges Nexvet, Zoetis or Bidco incur in connection with the Acquisition are greater than expected; the possibility that the Scheme may be terminated in circumstances that require Nexvet to reimburse certain expenses of Zoetis or Bidco; the ability of Nexvet, Zoetis or Bidco to protect intellectual property and preserve intellectual property rights; and changes in the economic and financial conditions of the business of Zoetis or Nexvet.

In addition, actual future results and other future circumstances of Nexvet are subject to other risks and uncertainties that relate more broadly to Nexvet’s business, including its future results of operations and financial position; ability to continue as a going concern; its ability to execute its business strategy, including obtaining successful pivotal study results, developing its pipeline of product candidates, completing facilities upgrades, manufacturing its own product candidates, meeting conditions for the receipt of government grants, making timely regulatory submissions, and qualifying for conditional licensure or obtaining product approvals; and those risks and uncertainties discussed in Nexvet’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the SEC.

Furthermore, actual future results and other future circumstances of Zoetis or Bidco are subject to other risks and uncertainties that relate more broadly to Zoetis’ business. A further list and description of risks, uncertainties and other matters can be found in Zoetis’ Annual Report on Form 10-K for the fiscal year ended 31 December 2016, including the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors”, in Zoetis’ Quarterly Reports on Form 10-Q and in Zoetis’ current Reports on Form 8-K.

There may be additional risks that Nexvet, Zoetis and Bidco do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date on which they are made. Nexvet, Zoetis and Bidco expressly disclaim any obligation to update or revise any forward-looking statement, except as required by Law.

Statements Required by the Irish Takeover Rules

The Nexvet Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Nexvet Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

This announcement is not intended to, and does not, constitute or form any part of any offer or invitation, or the solicitation of an offer, to purchase or otherwise acquire or subscribe for any securities pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities, in any jurisdiction in contravention of applicable Law. This announcement does not constitute a prospectus or an equivalent document.

Important Additional Information about the Acquisition and Where to Find It

Nexvet, Zoetis and Bidco are parties to a Transaction Agreement dated 13 April 2017 (the “Transaction Agreement”). In connection with the Acquisition, on 2 June 2017, Nexvet filed the definitive Proxy Statement (the “Definitive Proxy Statement”) with the SEC and on 6 June 2017, began mailing the Definitive Proxy Statement to Nexvet Shareholders. Nexvet may also file other documents with the SEC regarding the Acquisition. NEXVET SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Security holders may obtain free copies of the Definitive Proxy Statement (including the Scheme Document) and other documents filed by Nexvet with the SEC at www.sec.gov. In addition, investors and shareholders may obtain free copies of the Definitive Proxy Statement (including the Scheme Document) as well as other documents filed by Nexvet at www.nexvet.com.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of the Company, all “dealings” in any “relevant securities” of the Company (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 p.m. (Eastern Time) on the “business day” following the date of the relevant transaction. This requirement will continue until the date on which the Offer Period ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities” of the Company by Zoetis or Bidco or by any party acting in concert with any of them, must also be disclosed by no later than 12 p.m. (Eastern Time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks above are defined in the Takeover Rules, which can be found on the Irish Takeover Panel’s website www.irishtakeoverpanel.ie.

If you are in any doubt as to whether you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

Certain capitalised words used in this announcement and not herein defined have the meanings given to such words in the proxy statement dated 2 June 2017 issued by Nexvet.

A copy of this announcement and the documents required to be published pursuant to the Takeover Rules by Nexvet, will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Nexvet website at www.nexvet.com by no later than 12.00 p.m. (Eastern Time) on the business day following this announcement and throughout the course of the Acquisition. Neither the contents of the Nexvet website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this announcement.